                                                                   EXHIBIT 4.1


================================================================================



                   CAPSTAR RADIO BROADCASTING PARTNERS, INC.,
                                   AS ISSUER,

                               THE PARTIES LISTED
                             ON THE SIGNATURE PAGES
                             HERETO AS GUARANTORS,
                                 AS GUARANTORS,

                                      AND

                 IBJ SCHRODER BANK & TRUST COMPANY, AS TRUSTEE


                          -------------------------

                                AMENDMENT NO. 11

                          DATED AS OF AUGUST 16, 1997

                                     TO THE

                                   INDENTURE

                           DATED AS OF APRIL 21, 1995

                          -------------------------

                                  $76,808,000

                 13 1/4% SENIOR SUBORDINATED NOTES DUE 2003

================================================================================

         AMENDMENT NO. 11, dated as of August 16, 1997 ("Amendment No. 11"), to the INDENTURE, dated as of April 21, 1995, as amended (the "Indenture"), among CAPSTAR RADIO BROADCASTING PARTNERS, INC., a Delaware corporation, as Issuer (the "Company"), the parties listed on the signature pages hereto as Guarantors (each individually, a "Guarantor" and collectively, the "Guarantors"), and IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation, as Trustee (the "Trustee").

         Each party agrees for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 13 1/4% Senior Subordinated Notes due 2003 (the "Notes") to amend, pursuant to Section 8.01(4) of the Indenture, the Indenture as follows:

         1. Benchmark Communications Holdings, Inc., a Delaware corporation ("Benchmark Holdings"), is a wholly- owned subsidiary of the Company, and is a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture. Benchmark Holdings delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 11 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, Benchmark Holdings shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 11 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include Benchmark Holdings.

         2. Each of Radioco I, Inc., a Maryland corporation ("Radioco I"), Radioco II, Inc., a Maryland corporation ("Radioco II"), and BC Funds Holdings Co., Inc., a Maryland corporation ("BC Holdings") (collectively, the "Benchmark Holding Subsidiaries"), is a wholly-owned subsidiary of Benchmark Holdings and indirect subsidiary of the Company, and is a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture. Each Benchmark Holding Subsidiary delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 11 pursuant to the provisions set forth in Sections 4.14 and
10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, each Benchmark Holdings Subsidiary shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 11 and the defined term the "Guarantor" contained in
Article 1.01 of the Indenture shall be deemed to include each Benchmark Holding Subsidiary.

         3. Benchmark Communications Radio Limited Partnership, a Maryland limited partnership ("Benchmark Communications"), is a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture. Benchmark Holdings is the general partner and Radioco I and Radioco II are the limited partners of Benchmark Communications. Benchmark Communications delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 11 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, Benchmark Communications shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 11 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include Benchmark Communications.

         4. Benchmark Jackson, L.L.C., a Delaware limited liability company ("Benchmark Jackson"), is a wholly- owned subsidiary of Benchmark Communications and an indirect subsidiary of the Company, and is a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture. Benchmark Jackson delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 11 pursuant to the provisions set forth in Sections 4.14 and
10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, Benchmark Jackson shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 11 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include Benchmark Jackson.

         5. Each of Benchmark Radio Acquisition Fund I Limited Partnership, a Maryland limited partnership ("Fund I"), Benchmark Radio Acquisition Fund IV Limited Partnership, a Maryland limited partnership ("Fund IV"), Benchmark Radio Acquisition Fund VII Limited Partnership, a Maryland limited partnership ("Fund VII"), and Benchmark Radio Acquisition Fund VIII Limited Partnership, a Maryland limited partnership ("Fund VIII") (collectively, the "Benchmark Fund I-IV Subsidiaries"), is a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture. Benchmark Communications is the general partner and BC Holding is the limited partner of each of the Benchmark Fund I-IV Subsidiaries. Each Benchmark Fund I-IV Subsidiary delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 11 pursuant to the provisions set forth in Sections 4.14 and
10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, each Benchmark Fund I-IV Subsidiary shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 11 and the defined term the "Guarantor" contained in
Article 1.01 of the Indenture shall be deemed to include each Benchmark Fund I-IV Subsidiary.

         6. Each of Benchmark Radio Acquisition Fund IX Limited Partnership, a Maryland limited partnership and Benchmark Radio Acquisition Fund XI Limited Partnership, a Maryland limited partnership, (collectively, the "Benchmark Fund IX-XI Subsidiaries"), is a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture. Benchmark Communications is the general partner and Country Heartlines, Inc., a Delaware corporation, is the limited partner of each of the Benchmark Fund IX-XI Subsidiaries. Each Benchmark Fund IX-XI Subsidiary delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 11 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, each Benchmark Fund IX-XI Subsidiary shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 11 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include each Benchmark Fund IX-XI Subsidiary.

         7. Each of WDOV License Limited Partnership, a Maryland limited partnership, WDSD License Limited Partnership, a Maryland limited partnership, and WSRV License Limited Partnership, a Maryland limited partnership (collectively, the "Fund I Subsidiaries"), is a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture. Fund I is the general partner and Benchmark Communications is the limited partner of each of the Fund I Subsidiaries. Each Fund I Subsidiary delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 11 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, each Fund I Subsidiary shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 11 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include each Fund I Subsidiary.

         8. Each of Benchmark Radio Acquisition Fund V Limited Partnership, a Maryland limited partnership ("Fund V"), WDOV License Limited Partnership, a Maryland limited partnership, WDSD License Limited Partnership, a Maryland limited partnership, and WSRV License Limited Partnership, a Maryland limited partnership (collectively, the "Fund IV Subsidiaries"), is a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture. Fund IV is the general partner and Benchmark Communications is the limited partner of each of the Fund IV Subsidiaries. Each Fund IV Subsidiary delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 11 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, each Fund IV Subsidiary shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 11 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include each Fund IV Subsidiary.

         9. Each of WCOS(AM) License Limited Partnership, a Maryland limited partnership, WCOS-FM License Limited Partnership, a Maryland limited partnership, WHKZ License Limited Partnership, a Maryland limited partnership, and WVOC License Limited Partnership, a Maryland limited partnership (collectively, the "Fund V Subsidiaries"), is a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture. Fund V is the general partner and Benchmark Communications is the limited partner of each of the Fund V Subsidiaries. Each Fund V Subsidiary delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 11 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, each FundV Subsidiary shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 11 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include each Fund V Subsidiary.

         10. Congaree Broadcasters, Inc., a South Carolina corporation ("Congaree"), is a wholly-owned subsidiary of Fund V and an indirect subsidiary of the Company, and is a Restricted Subsidiary acquired or created pursuant to
Section 4.14(ii) of the Indenture. Congaree delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 11 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, Congaree shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 11 and the defined term the "Guarantor" contained in Article
1.01 of the Indenture shall be deemed to include Congaree.

         11. WJMZ License Limited Partnership, a Maryland limited partnership (the "Fund VII Subsidiary"), is a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture. Fund VII is the general partner and Benchmark Communications is the limited partner of the Fund VII Subsidiary. The Fund I Subsidiary delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 11 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, the Fund I Subsidiary shall be deemed a party to the Indenture by virtue of their execution of its Amendment No. 11 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include the Fund I Subsidiary.

         12. Each of Benchmark Greenville, L.L.C., a Delaware limited liability company ("Benchmark Greenville") and Country Heartlines, a Delaware corporation (collectively, the "Fund VII Direct Subsidiaries"), is a wholly-owned subsidiary of Fund VII and indirect subsidiary of the Company, and is a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture. Each Fund VII Direct Subsidiary delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 11 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, each Fund VII Direct Subsidiary shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 11 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include each Fund VII Direct Subsidiary.

         13. Each of WESC(AM) License Limited Partnership, a Maryland limited partnership, WESC-FM License Limited Partnership, a Maryland limited partnership, and WFNQ License Limited Partnership, a Maryland limited partnership (collectively, the "Benchmark Greenville Subsidiaries"), is a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture. Benchmark Greenville is the general partner and Benchmark Communications is the limited partner of each of the Benchmark Greenville Subsidiaries. Each Benchmark Greenville Subsidiary delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 11 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, each Benchmark Greenville Subsidiary shall be deemed a party to the Indenture by virtue of its execution of this

Amendment No. 11 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include each Benchmark Greenville Subsidiary.

         14. Each of WUSQ License Limited Partnership, a Maryland limited partnership, WNTW License Limited Partnership, a Maryland limited partnership, WYYD License Limited Partnership, a Maryland limited partnership, WROV(AM) License Limited Partnership, a Maryland limited partnership, and WROV-FM License Limited Partnership, a Maryland limited partnership (collectively, the "Fund VIII Subsidiaries"), is a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture. Fund VIII is the general partner and Benchmark Communications is the limited partner of each of the Fund I Subsidiaries. Each Fund I Subsidiary delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 11 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, each Fund VIII Subsidiary shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 11 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include each Fund VIII Subsidiary.

         15. Benchmark Radio Acquisition Fund VI LC, a Maryland limited liability company ("LC"), is a wholly-owned subsidiary of Fund VIII and indirect subsidiary of the Company, and is a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture. LC delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 11 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, LC shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 11 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include LC.

         16. This Amendment No. 11 supplements the Indenture and shall be a part and subject to all the terms thereof. Except as supplemented hereby, the Indenture and the Securities issued thereunder shall continue in full force and effect.

         17. This Amendment No. 11 may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         18. THIS AMENDMENT NO. 11 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

         19. The Trustee shall not be responsible for any recital herein as such recitals shall be taken as statements of the Company, or the validity of the execution by the Guarantor of the Amendment No. 11. The Trustee makes no representation as to the validity or sufficiency of this Amendment No. 11.

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 11 to the Indenture to be duly executed and attested as of the date and year first written above.


                                    CAPSTAR RADIO BROADCASTING PARTNERS, INC.


                                    By:     /s/ WILLIAM S. BANOSWKY, JR.
                                            ---------------------------------
                                            William S. Banowsky, Jr.
                                            Executive Vice President

ATTEST:


/s/ KATHY ARCHER
---------------------------------
Kathy Archer
Assistant Secretary

                                    GUARANTORS:

                                    ATLANTIC STAR COMMUNICATIONS, INC.
                                    CAPSTAR ACQUISITION COMPANY, INC.
                                    COMMODORE MEDIA OF DELAWARE, INC
                                    COMMODORE MEDIA OF PENNSYLVANIA, INC.
                                    COMMODORE MEDIA FLORIDA, INC.
                                    COMMODORE MEDIA OF KENTUCKY, INC.
                                    COMMODORE MEDIA OF NORWALK, INC.
                                    COMMODORE MEDIA OF WESTCHESTER, INC.
                                    DANBURY BROADCASTING, INC
                                    PACIFIC STAR COMMUNICATIONS, INC.
                                    CENTRAL STAR COMMUNICATIONS, INC.



                                    By:     /s/ WILLIAM S. BANOWSKY, JR.
                                            ---------------------------------
                                            William S. Banowsky, Jr.
                                            Vice President

ATTEST:


/s/ KATHY ARCHER
---------------------------------
Kathy Archer
Assistant Secretary

                                    SOUTHERN STAR COMMUNICATIONS, INC.
                                    ATLANTIC CITY BROADCASTING CORP.
                                    O.C.C., INC.
                                    BREADBASKET BROADCASTING CORPORATION
                                    SOUTHEAST RADIO HOLDING CORP.
                                    HOUNDSTOOTH BROADCASTING CORPORATION
                                    SNG HOLDINGS, INC.
                                    OSBORN ENTERTAINMENT ENTERPRISES
                                      CORPORATION
                                    ORANGE COMMUNICATIONS, INC.
                                    MOUNTAIN RADIO CORPORATION
                                    LADNER COMMUNICATIONS HOLDING CORP.
                                    RKZ TELEVISION, INC.
                                    YELLOW BRICK RADIO CORPORATION
                                    ASHEVILLE BROADCASTING CORP.
                                    CORKSCREW BROADCASTING CORPORATION
                                    DAYTONA BEACH BROADCASTING CORP.
                                    RAINBOW BROADCASTING CORPORATION
                                    GREAT AMERICAN EAST, INC.
                                    NELSON BROADCASTING CORPORATION
                                    SHORT BROADCASTING CORPORATION
                                    JAMBOREE IN THE HILLS, INC
                                    BEATRICE BROADCASTING CORP.
                                    CURREY BROADCASTING CORPORATION
                                    OSBORN SOUND AND COMMUNICATIONS CORP.
                                    WAITE BROADCASTING CORP.
                                    AMERON BROADCASTING CORPORATION
                                    WNOK ACQUISITION COMPANY, INC.
                                    DIXIE BROADCASTING, INC.
                                    RADIO WBHP, INC.


                                    By:     /s/ WILLIAM S. BANOWSKY, JR.
                                            ---------------------------------
                                            William S. Banowsky, Jr.
                                            Vice President
ATTEST:


/s/ KATHY ARCHER
---------------------------------
Kathy Archer
Assistant Secretary

                                    MOUNTAIN LAKES BROADCASTING, L.L.C.

                                    By:     Dixie Broadcasting, Inc.,
                                            its Member


                                            By: /s/ WILLIAM S. BRONOWSKY, JR.
                                                ----------------------------
                                                William S. Banowsky, Jr.
                                                Vice President
ATTEST:

/s/ KATHY ARCHER
----------------------------
Kathy Archer
Assistant Secretary

                                    By:     Radio WBHP, Inc.,
                                            its Member


                                            By: /s/ WILLIAM S. BRONOWSKY, JR.
                                                ----------------------------
                                                William S. Banowsky, Jr.
                                                Vice President
ATTEST:


/s/ KATHY ARCHER
----------------------------
Kathy Archer
Assistant Secretary


                                    WILMINGTON WJBR-FM, L.L.C.

                                    By:     Commodore Media of Delaware, Inc.,
                                            its Manager


                                            By: /s/ WILLIAM S. BRONOWSKY, JR.
                                                ----------------------------
                                                William S. Banowsky, Jr.
                                                Vice President
ATTEST:


/s/ KATHY ARCHER
----------------------------
Kathy Archer
Assistant Secretary

                                    MUSIC HALL CLUB, INC.


                                    By:     /s/ LARRY ANDERSON
                                            ----------------------------------
                                            Larry Anderson
                                            President
ATTEST:


/s/ NANCY ANDERSON
----------------------------
Nancy Anderson
Secretary and Treasurer

                          GULFSTAR COMMUNICATIONS, INC.
                          GULFSTAR COMMUNICATIONS HOLDINGS, INC.
                          GULFSTAR COMMUNICATIONS MANAGEMENT, INC.
                          GULFSTAR COMMUNICATIONS BEAUMONT, INC.
                          GULFSTAR COMMUNICATIONS LUFKIN, INC.
                          GULFSTAR COMMUNICATIONS PORT ARTHUR, INC.
                          GULFSTAR COMMUNICATIONS TEXARKANA, INC.
                          GULFSTAR COMMUNICATIONS TYLER, INC.
                          GULFSTAR COMMUNICATIONS VICTORIA, INC.
                          GULFSTAR COMMUNICATIONS BATON ROUGE, INC.
                          BATON ROUGE BROADCASTING COMPANY, INC.
                          GULFSTAR COMMUNICATIONS CORPUS CHRISTI, INC.
                          GULFSTAR COMMUNICATIONS WACO, INC.
                          GULFSTAR COMMUNICATIONS ARKANSAS, INC.
                          GULFSTAR COMMUNICATIONS NEW MEXICO, INC.
                          GULFSTAR COMMUNICATIONS KILLEEN, INC.
                          GULFSTAR COMMUNICATIONS LUBBOCK, INC.
                          SONANCE WACO OPERATING COMPANY, INC.
                          BRYAN BROADCASTING OPERATING COMPANY, INC.
                          GULFSTAR COMMUNICATIONS OKLAHOMA, INC.
                          GULFSTAR COMMUNICATIONS BEAUMONT LICENSEE,   INC.
                          GULFSTAR COMMUNICATIONS LUFKIN LICENSEE, INC. GULFSTAR COMMUNICATIONS PORT ARTHUR LICENSEE, INC. GULFSTAR COMMUNICATIONS TEXARKANA LICENSEE, INC. GULFSTAR COMMUNICATIONS TYLER LICENSEE, INC.
                          GULFSTAR COMMUNICATIONS VICTORIA LICENSEE, INC. GULFSTAR COMMUNICATIONS BATON ROUGE LICENSEE, INC. GULFSTAR COMMUNICATIONS CORPUS CHRISTI LICENSEE, INC. GULFSTAR COMMUNICATIONS WACO LICENSEE, INC.
                          GULFSTAR COMMUNICATIONS ARKANSAS LICENSEE, INC. GULFSTAR COMMUNICATIONS NEW MEXICO LICENSEE
                          GULFSTAR COMMUNICATIONS KILLEEN LICENSEE, INC. GULFSTAR COMMUNICATIONS LUBBOCK LICENSEE, INC. GULFSTAR COMMUNICATIONS OKLAHOMA LICENSEE, INC.

                          SONANCE WACO LICENSE SUBSIDIARY, INC.
                          BRYAN BROADCASTING LICENSE SUBSIDIARY, INC.




                                    By:     /s/ WILLIAM S. BANOWSKY, JR.
                                            ----------------------------------
                                            William S. Banowsky, Jr.
                                            Vice President



ATTEST


/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary

                                    BENCHMARK COMMUNICATIONS HOLDINGS, INC.
                                    RADIOCO I, INC.
                                    RADIOCO II, INC.
                                    BC FUNDS HOLDINGS, INC.
                                    CONGAREE BROADCASTERS, INC.
                                    COUNTRY HEARTLINES, INC.



                                    By:     /s/ WILLIAM S. BANOWSKY, JR.
                                            -------------------------------
                                    Name:   William S. Banowsky, Jr.
                                    Title:  Executive Vice President



ATTEST


/s/ KATHY ARCHER
-------------------------------
Kathy Archer
Assistant Secretary

                                    BENCHMARK COMMUNICATIONS RADIO LIMITED
                                             PARTNERSHIP

                                    By: Benchmark Communications Holdings, Inc.,
                                        its General Partner



                                    By:     /s/ WILLIAM S. BANOWSKY, JR.
                                            -------------------------------
                                    Name:   William S. Banowsky, Jr.
                                    Title:  Executive Vice President



ATTEST



/S/ KATHY ARCHER
-------------------------------
Kathy Archer
Assistant Secretary


                                    BENCHMARK JACKSON, L.L.C.

                                    By: Benchmark Communications Radio Limited
                                        Partnership, its Member

                                    By: Benchmark Communications Holdings, Inc.,
                                        its General Partner



                                    By:     /s/ WILLIAM S. BANOWSKY, JR.
                                            -------------------------------
                                    Name:   William S. Banowsky, Jr.
                                    Title:  Executive Vice President





ATTEST



/s/ KATHY ARCHER
-------------------------------
Kathy Archer
Assistant Secretary

                            BENCHMARK RADIO ACQUISITION FUND I LIMITED
                                    PARTNERSHIP
                            BENCHMARK RADIO ACQUISITION FUND IV LIMITED
                                    PARTNERSHIP
                            BENCHMARK RADIO ACQUISITION FUND VII LIMITED
                                    PARTNERSHIP
                            BENCHMARK RADIO ACQUISITION FUND VIII LIMITED
                                    PARTNERSHIP
                            BENCHMARK RADIO ACQUISITION FUND IX LIMITED
                                    PARTNERSHIP
                            BENCHMARK RADIO ACQUISITION FUND XI LIMITED
                                    PARTNERSHIP

                            By:  Benchmark Communications Radio Limited
                                 Partnership, its General Partner

                            By:  Benchmark Communications Holdings, Inc.
                                 its General Partner


                            By:     /s/ WILLIAM S. BANOWSKY, JR.
                                    ---------------------------------
                            Name:   William S. Banowsky, Jr.
                            Title:  Executive Vice President



ATTEST


/s/ KATHY ARCHER
---------------------------------
Kathy Archer
Assistant Secretary

                                    WDOV LICENSE LIMITED PARTNERSHIP
                                    WDSD LICENSE LIMITED PARTNERSHIP
                                    WSRV LICENSE LIMITED PARTNERSHIP

                                    By:  Benchmark Radio Acquisition Fund I
                                         Limited Partnership, its General
                                         Partner

                                    By:  Benchmark Communications Radio Limited
                                         Partnership, its General Partner

                                    By:  Benchmark Communications Holding, Inc.,
                                         its General Partner



                                    By:     /s/ WILLIAM S. BANOWSKY, JR.
                                            ---------------------------------
                                    Name:   William S. Banowsky, Jr.
                                    Title:  Executive Vice President



ATTEST



/s/ KATHY ARCHER
---------------------------------
Kathy Archer
Assistant Secretary

                                    BENCHMARK RADIO ACQUISITION FUND V LIMITED
                                             PARTNERSHIP
                                    WOSC LICENSE LIMITED PARTNERSHIP
                                    WKOC LICENSE LIMITED PARTNERSHIP
                                    WWFG LICENSE LIMITED PARTNERSHIP

                                    By:  Benchmark Radio Acquisition Fund IV
                                         Limited Partnership, its General
                                         Partner

                                    By:  Benchmark Communications Radio Limited
                                         Partnership, its General Partner

                                    By:  Benchmark Communications Holdings,
                                         Inc., its General Partner



                                    By:     /s/ WILLIAM S. BANOWSKY, JR.
                                            ---------------------------------
                                    Name:   William S. Banowsky, Jr.
                                    Title:  Executive Vice President



ATTEST



/s/ KATHY ARCHER
---------------------------------
Kathy Archer
Assistant Secretary

                             WCOS (AM) LICENSE LIMITED PARTNERSHIP
                             WCOS-FM LICENSE LIMITED PARTNERSHIP
                             WHKZ LICENSE LIMITED PARTNERSHIP
                             WVOC LICENSE LIMITED PARTNERSHIP

                             By: Benchmark Radio Acquisition Fund V Limited
                                 Partnership, its General Partner

                             By: Benchmark Radio Acquisition Fund IV Limited
                                 Partnership, its General Partner

                             By: Benchmark Communications Radio Limited
                                 Partnership, its General Partner

                             By: Benchmark Communications Holdings, Inc.
                                 its General Partner



                             By:     /s/ WILLIAM S. BANOWSKY, JR.
                                     ------------------------------
                             Name:   William S. Banowsky, Jr.
                             Title:  Executive Vice President




ATTEST


/s/ KATHY ARCHER
------------------------------
Kathy Archer
Assistant Secretary

                            WJMZ LICENSE LIMITED PARTNERSHIP

                            By:     Benchmark Radio Acquisition Fund VII
                                    Limited Partnership, its General Partner

                            By: Benchmark Communications Radio Limited Partnership, its General Partner

                            By: Benchmark Communications Holdings, Inc. its General Partner



                            By:     /s/ WILLIAM S. BANOWSKY, JR.
                                    -------------------------------
                            Name:   William S. Banowsky, Jr.
                            Title:  Executive Vice President



ATTEST



/s/ KATHY ARCHER
-------------------------------
Kathy Archer
Assistant Secretary

                                    BENCHMARK GREENVILLE, L.L.C.

                                    By:     Benchmark Radio Acquisition Fund
                                            VII Limited Partnership, its Member

                                    By:     Benchmark Communications Radio
                                            Limited Partnership, its General
                                            Partner

                                    By:     Benchmark Communications Holding,
                                            Inc., its General Partner




                                    By:     /s/ WILLIAM S. BANOWSKY, JR.
                                            -------------------------------
                                    Name:   William S. Banowsky, Jr.
                                    Title:  Executive Vice President



ATTEST



/s/ KATHY ARCHER
-------------------------------
Kathy Archer
Assistant Secretary

                                    WESC(AM) LICENSE LIMITED PARTNERSHIP
                                    WESC-FM LICENSE LIMITED PARTNERSHIP
                                    WFNQ LICENSE LIMITED PARTNERSHIP

                                    By:     Benchmark Greenville, L.L.C.,
                                            its General Partner

                                    By:     Benchmark Radio Acquisition Fund
                                            VII Limited Partnership, its Member

                                    By:     Benchmark Communications Radio
                                            Limited Partnership, its General
                                            Partner

                                    By:     Benchmark Communications Holdings,
                                            Inc., its General Partner



                                    By:     /s/ WILLIAM S. BANOWSKY, JR.
                                            -------------------------------
                                    Name:   William S. Banowsky, Jr.
                                    Title:  Executive Vice President



ATTEST



/s/ KATHY ARCHER
-------------------------------
Kathy Archer
Assistant Secretary

                                    WUSQ LICENSE LIMITED PARTNERSHIP
                                    WNTW LICENSE LIMITED PARTNERSHIP
                                    WYYD LICENSE LIMITED PARTNERSHIP
                                    WROV(AM) LICENSE LIMITED PARTNERSHIP
                                    WROV-FM LICENSE LIMITED PARTNERSHIP

                                    By:     Benchmark Radio Acquisition Fund
                                            VIII Limited Partnership,
                                            its General Partner

                                    By:     Benchmark Communications Radio
                                            Limited Partnership, its General
                                            Partner

                                    By:     Benchmark Communications Holdings,
                                            Inc., its General Partner



                                    By:     /s/ WILLIAM S. BANOWSKY, JR.
                                            -------------------------------
                                    Name:   William S. Banowsky, Jr.
                                    Title:  Executive Vice President




ATTEST



/s/ KATHY ARCHER
-------------------------------
Kathy Archer
Assistant Secretary

                           BENCHMARK RADIO ACQUISITION FUND VI LC

                           By: Benchmark Radio Acquisition Fund VIII Limited Partnership, its General Partner

                           By: Benchmark Communications Radio Limited Partnership, its General Partner

                           By: Benchmark Communications Holdings, Inc., its General Partner



                           By:     /s/ WILLIAM S. BANOWSKY, JR.
                                   --------------------------------------
                           Name:   William S. Banowsky, Jr.
                           Title:  Executive Vice President



ATTEST


/s/ KATHY ARCHER
-----------------------
Kathy Archer
Assistant Secretary

                                            IBJ SCHRODER BANK & TRUST COMPANY,
                                            as Trustee


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


ATTEST:


-----------------------------------
Name:
     ------------------------------
Title:
      -----------------------------